TAUBMAN ASIA MANAGEMENT II LLC
c/o The Taubman Company LLC
200 East Long Lake Road, Suite 300
Bloomfield Hills, MI  48304

                                        November 25, 2008

Mr. Morgan Parker
Unit 5
179 Baroona Road
Rosaile QLD
4046, Austrialia

Re:          Amended and Restated Limited Liability Company of Taubman
Properties Asia LLC, dated January 23, 2008, between Morgan Parker and Taubman Asia Management II LLC (the “Operating Agreement”)

Dear Mr. Parker:

This letter shall confirm for your records that in the event of your death, your membership interest under the Operating Agreement, along with the put and call attached to and imbodied in your membership interest, will continue into your estate, as your successor, and be binding on and inure to the benefit of your estate.

                        Very truly yours,

                        TAUBMAN ASIA MANAGEMENT II LLC,
                        a Delaware limited liability company

                        By:            /s/ Chris B. Heaphy
                        Chris B. Heaphy
                        Its:           Authorized Signatory

Accepted and Agreed:

 /s/ Morgan Parker
MORGAN PARKER

Doc ID: 4250.1